SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, DC  20549




                                FORM 8-K

                             CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934



   Date of Report (Date of earliest event reported): December 15, 1998


                         WATTS INDUSTRIES, INC.
           (Exact name of registrant as specified in charter)



     Delaware                     0-14787               04-2916536
		(State or other jurisdiction  	(Commission            (IRS Employer
     of incorporation)               File Number)        Identification No.)



    Route 114 and Chestnut Street, North Andover, Massachusetts      01845
              (Address of principal executive offices)             (Zip Code)



Registrant's telephone number, including area code:  (978) 688-1811


                                   N/A
(Former name or former address, if changed since last report.)



	Item 5.	Other Events.

	Watts Industries, Inc. (the "Company") announced today that it plans to separate its industrial, oil and gas business from its water quality, plumbing and heating business. A copy of the Company's press release is attached hereto and incorporated herein in its entirety.



Item 7.	Financial Statements, Pro Forma Financial Statements and Exhibits.

		(c)	Exhibits

			Exhibit 99.1 -	Press Release of Watts Industries, Inc.,
                  dated as of December 15, 1998





                                 Signatures


	Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

									                           WATTS INDUSTRIES, INC.



									                           By: /s/ Kenneth J. McAvoy
				                                    Kenneth J. McAvoy,
                                        Chief Financial Officer,
                                        Treasurer and Secretary
                                        (Principal Financial and
                                         Accounting Officer)


Date: December 15, 1998




Exhibit 99.1


NEWS RELEASE



FOR IMMEDIATE RELEASE
								                                 Contact: Kenneth J. McAvoy
											                                       Chief Financial Officer

							 	                                Telephone: (978) 688-1811
								                                 Fax:			    (978) 688-5841


                          WATTS INDUSTRIES, INC.
                TO SEPARATE INDUSTRIAL, OIL AND GAS GROUP


	North Andover, MA . . . December 15, 1998. Watts Industries, Inc. (NYSE Symbol "WTS") today announced that it plans to separate its Industrial, Oil and Gas business from its Plumbing and Heating and Water Quality business.

	To accomplish the separation, Watts will continue its existing Plumbing and Heating and Water Quality business and will transfer the Industrial, Oil and Gas business to a new subsidiary. Watts will then spin off the new subsidiary to the Watts stockholders in the form of a pro rata stock dividend.

	Upon the spin-off, Timothy P. Horne will remain Chairman and Chief Executive Officer of Watts. David A. Bloss, Sr., currently President and Chief Operating Officer of Watts, will be appointed Chief
Executive Officer of the new Industrial, Oil and Gas company.
Completion of the spin-off will be subject to certain conditions, including receipt from the Internal Revenue Service of a private letter ruling as to the tax-free treatment of the spin-off, necessary governmental approvals and any required consents of third parties.
The Company is being advised on the separation by ING/Baring Furman
Selz.

	Subject to such conditions, the spin-off would be completed following receipt of the private letter ruling, which Watts currently expects to receive in the third calendar quarter of 1999.




NEWS RELEASE
December 15, 1998
Page 2


	Timothy P. Horne, Chief Executive Officer of Watts, said, "The separation of the Industrial, Oil and Gas group will allow that business to raise capital on more advantageous terms in the public equity market following the spin-off. The separation will permit financial markets to better recognize and evaluate the individual merits of the Plumbing and Heating and Water Quality and Industrial, Oil and Gas groups, thereby enhancing the likelihood that each business will achieve appropriate market recognition for its performance. In addition, the separation will allow each company to focus on its own strategic business objectives."

	Watts Industries, Inc. designs, manufactures and sells an extensive line of valves for the Plumbing and Heating, Water Quality, Industrial, and Oil and Gas markets.